Equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Equity

Note 16. Equity

Ordinary Shares

On January 1, 2018, the Company conducted a 30,000,000 ordinary shares public offering on the Korea Securities Dealers Automated Quotations (“KOSDAQ”) of Korea Exchange (“KRX”) and 10,409,095 ordinary shares were issued on November 30, 2018.

On November 18, 2019, for a redemption of convertible bonds, 2,888,961 ordinary shares were issued.

On January 10, 2020, for a redemption of convertible bonds, 1,939,480 ordinary shares were issued.

On February 11, 2020, for a redemption of convertible bonds, 2,735,892 ordinary shares were issued.

On November 27, 2024, The company consummated its initial public offering on the Nasdaq Capital Market of 2,050,000 American Depositary Shares (“ADSs”) at a public offering price of US$4.00 per ADS. Each ADS represents one ordinary share of the company. The company’s ordinary shares are also listed on the KOSDAQ of the KRX.

As of December 31, 2024 and 2023, the Company had 50,023,428 and 47,973,428 shares outstanding, respectively.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with the PRC GAAP.

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of December 31, 2024 and 2023, the balance of the required statutory reserves was $12,087,066 and $10,435,949, respectively.